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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
Beta Oil & Gas, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BETA OIL & GAS, INC.
6120 South Yale Avenue, Suite 813
Tulsa, Oklahoma 74136

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on June 20, 2003

To Our Stockholder:

        Notice is hereby given that Beta Oil & Gas, Inc.'s Annual Meeting of Stockholders will be held in the 19th Floor Conference Room A, Warren Place Two, 6120 South Yale Avenue, Tulsa, Oklahoma, on Friday, June 20, 2003 at 10:00 a.m. Central Daylight Time.

        We intend to present for your approval at this meeting:

  •
  the election of four directors to serve until the next Annual Meeting of Stockholders and until their successors shall be duly elected and qualified;

  •
  the amendment of the Articles of Incorporation to eliminate cumulative voting for directors;

  •
  the amendment of Beta's Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan to increase the number of shares available for issuance upon exercise of options;

  •
  the ratification of the appointment of Ernst & Young, LLP as independent auditors for 2003; and

  •
  the transaction of such other business that may properly come before the Annual Meeting or any adjournment thereof.

        If you were a stockholder of record of common stock or preferred stock at the close of business on May 9, 2003, you are entitled to notice of and to vote at the meeting or any adjournment thereof. Your vote is important. Whether or not you expect to attend the meeting, please be sure that the enclosed proxy is properly completed, dated, signed and returned without delay in the postage paid envelope.

                      BY ORDER OF THE BOARD OF DIRECTORS
                      Joseph L. Burnett
                      Secretary

May [ ], 2003

BETA OIL & GAS, INC.
6120 South Yale Avenue, Suite 813
Tulsa, Oklahoma 74136
(918) 495-1011

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 20, 2003

SOLICITATION OF PROXIES

        The accompanying proxy is solicited on behalf of the Board of Directors of Beta for the Annual Meeting of Stockholders. The meeting will be held in the 19th Floor Conference Room A, Warren Place Two, 6120 South Yale Avenue, Tulsa, Oklahoma, on Friday, June 20, 2003 at 10:00 a.m. CDT for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournments thereof. The principal executive office of the Company is located at 6120 South Yale Avenue, Suite 813, Tulsa, Oklahoma 74136.

        We will bear the cost of soliciting proxies. Proxies will be solicited primarily by mail, but may be supplemented by personal solicitation by officers, employees and directors of Beta. No additional compensation will be paid for their solicitation efforts. The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy are first being mailed to stockholders on May 20, 2003.

VOTING AT THE ANNUAL MEETING

        The close of business on May 9, 2003 has been fixed by the Board of Directors as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. At that date, Beta had issued approximately 12,429,307 shares of voting common stock and 604,272 shares of voting preferred stock outstanding. Holders of common stock and holders of preferred stock will vote together as a single class.

        As a common or preferred stockholder you are entitled to vote on all matters properly brought before the meeting, including the matters described in the Notice of Annual Meeting accompanying this Proxy Statement. Each share of common stock you own and each share of preferred stock you own entitles you to one vote on all matters to be voted upon by Beta's stockholders except in the case of cumulative voting rights for directors.

        All stockholders of Beta have cumulative voting rights when voting for directors if written notice of a desire for cumulative voting is properly given by one or more stockholders in advance of the meeting. Cumulative voting means you are entitled to as many votes as equals the number of shares you hold on the record date multiplied by the number of directors to be elected. You may cast all votes for a single director or you may distribute your votes among any two or more of the persons you wish to vote for in the election of directors.

        For stockholders to be able to exercise their right to cumulative voting, one or more stockholders must give written notice to the Secretary of the Company that they desire that the vote for the election of directors be cumulative. The notice must be given not less than 48 hours before the time of the meeting, or before 10:00 a.m. on June 18, 2003. At the meeting, before the commencement of the vote for the election of directors, the chairman or secretary of the meeting will announce that notice has been given to provide for cumulative voting. If no such notice is given, there will be no cumulative voting. In the absence of cumulative voting, each stockholder may cast one vote for each share held by him multiplied by the number of directors to be elected, but may not cast more votes than the number of shares owned for any candidate. Under either form of voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected.

        In the event of cumulative voting in the election of directors, the proxy solicited by the Board of Directors confers discretionary authority on the proxies to cumulate votes among the nominees in such proportion as they see fit. The proxy also confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve and matters incident to the conduct of the Annual Meeting, and any other matters of which Beta did not receive notice until after March 15, 2003.

QUORUM AND VOTING REQUIREMENTS

        The presence of a majority of the outstanding shares of common and preferred stock, whether in person or by proxy, constitutes a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

        Abstentions and withheld votes for directors will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum exists, but will not be counted as a vote in favor of such matter.

        A broker non-vote occurs when a nominee holding shares of common stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Votes Required

  •
  Election of Directors: Under our bylaws, Directors will be elected by a plurality of the votes cast. A plurality means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Any shares not voted (whether by withholding the vote, broker non-vote or otherwise) have no impact in the election of directors, except to the extent the failure to vote for an individual results in another candidate receiving a larger number of votes.

  •
  Ratification of the appointment of Ernst & Young LLP as independent auditors for 2003: To be approved, this matter must receive more affirmative votes than votes in opposition of those shares present in person or by proxy at the meeting and entitled to vote. Broker non-votes and abstentions on this matter have no impact on this matter.

  •
  Approval of the proposed Amendment of the Articles of Incorporation: To be approved, this matter requires the affirmative vote of a majority of the issued and outstanding shares entitled to vote. Consequently, broker non-votes and abstentions on these matters have the effect of a vote against this matter.

  •
  Amendment of Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan: To be approved, this matter must receive more affirmative votes than votes in opposition of those shares present in person or by proxy at the meeting and entitled to vote. Broker non-votes and abstentions on this matter have no impact on this matter.

HOW TO REVOKE YOUR PROXY

        You may revoke a proxy at any time before it is voted. You can do this by delivering a later dated proxy or by notifying the Secretary in writing specifically revoking the proxy. Your attendance and voting in person at the Annual Meeting will also revoke a proxy. If you do not make any specification on the proxy, your shares will be voted in accordance with the recommendation of the Board of Directors as stated herein, or at the discretion of the named proxies with regard to any other matter that may properly come before the Annual Meeting.

STOCK OWNERSHIP

        The following table reflects, as of April 24, 2003, the beneficial ownership of the Company's common stock and Series A, 8% Preferred Stock, par value $.001 per share ("Preferred Stock") by (i) each director and nominee for director of the Company, (ii) each of the executive officers of the Company named in the Summary Compensation Table below, and (iii) all executive officers and directors of the Company as a group and the percentage of outstanding shares of stock of each class held.

STOCK OWNED BY OUR DIRECTORS AND MANAGEMENT

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)	Percent of Class(2)	Shares of Preferred Stock Beneficially Owned(1)	Percent of Class(2)
Robert E. Davis, Jr(3)	314,583	2.52%	—	—
Steve A. Antry(4)	1,281,000	10.29%	—	—
Robert C. Stone(5)	80,000	*	—	—
Cheryl R. Collarini	—	—	—	—
David A. Wilkins	—	—	—	—
R. Thomas Fetters	188,600	1.52%	—	—
All officers, key persons and directors as a group (6 persons)(6)	1,864,183	14.97%	—	—

*
Represents less than 1% of that class of stock outstanding.

(1)
Unless otherwise indicated, all shares of stock are held directly with sole voting and investment power. Securities not outstanding, but included in the beneficial ownership of each such person are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing percentage of the class owned by any other person. The total number includes shares issued and outstanding as of April 24, 2003, plus shares which the owner shown above has the right to acquire within 60 days after April 24, 2003.

(2)
For purposes of calculating the percent of the class outstanding held by each owner shown above with a right to acquire additional shares, the total number of shares excludes the shares which all other persons have the right to acquire within 60 days after April 24, 2003, pursuant to the exercise of outstanding stock options.

(3)
This includes 64,583 shares of common stock underlying stock options.

(4)
Mr. Steve Antry owns 1,256,000 shares as community property with his spouse. This also includes 25,000 shares of common stock underlying currently exercisable stock warrants owned by Mr. and Mrs. Antry's daughters.

(5)
This includes 75,000 shares underlying common stock options.

(6)
This includes 25,000 shares of common stock underlying stock warrants and 139,583 shares of common stock underlying stock options.

        The following table reflects, as of April 24, 2003, the beneficial ownership by all persons known by the Company to be beneficial owners of more than five percent of each class of stock, and the percentage of outstanding shares of stock of each class held.

STOCKHOLDERS WHO OWN AT LEAST 5% OF EITHER CLASS OF STOCK

Name of Beneficial Owner	Amount and Nature Of Beneficial Ownership of Common Stock(1)	Percent of Class	Amount and Nature of Beneficial Ownership of Preferred Stock(1)	Percent of Class
Rolf N. Hufnagel(2) 6120 S. Yale, Suite 300 Tulsa, OK 74136	821,400	6.61%	—	—

(1)
Beneficial ownership is based on the information provided to us by the stockholder. Beneficial ownership may under certain circumstances include both voting power and investment power. Information is provided for reporting purposes only and should not be construed as an admission of actual beneficial ownership.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors, certain officers and holders of 10% or more of any class of Beta's stock to report to the Securities and Exchange Commission, by a specified date, initial reports of ownership and reports of changes in ownership of our stock and other equity securities. Beta believes that during the fiscal year ended December 31, 2002, its directors and executive officers complied with all these filing requirements, based solely on a review of copies of reports filed under Section 16(a) furnished to Beta and on the written representations of its directors and executive officers except for: (1) one delinquent initial Form 3 filing by David A. Wilkins, (2) one delinquent Form 4 filing pertaining to one transaction for a stock option issuance by Robert E. Davis, Jr. and (3) one delinquent Form 4 filing pertaining to one transaction for a stock option issuance by Robert C. Stone.

ELECTION OF DIRECTORS

        Beta's Amended and Restated Bylaws specify that the authorized number of directors of Beta shall not be less than one and not more than five. The Board of Directors has established the number of directors for the coming year at four. If any nominee becomes unavailable for any reason, the Board of Directors may propose a substitute nominee and the shares represented by proxy will be voted for any substitute nominee, unless the Board reduces the number of directors. The Board has no reason to expect that any nominee will become unavailable. Shares represented by the accompanying form of proxy will be voted for the election of the following four nominees unless other instructions are shown on the proxy card:

THE BOARD IS RECOMMENDING THAT ROBERT E. DAVIS, JR., DAVID A. WILKINS, ROBERT C. STONE, JR. AND CHERYL R. COLLARINI BE ELECTED AS DIRECTORS

        The following table sets forth the names and ages of all nominees for election, and all of our executive officers and the positions in Beta held by them:

Directors:	Age	Since	Position
Robert E. Davis, Jr.	51	2002	Chairman of the Board, Director
David A. Wilkins	42	2002	President and Chief Executive Officer, Director
Robert C. Stone, Jr.	54	2000	Director
Cheryl R. Collarini	51	—	Nominee for Director
Executive Officers:
David A. Wilkins	42	2002	President and Chief Executive Officer, Director
Joseph L. Burnett	50	2000	Chief Financial Officer, Secretary
Stephen L. Fischer	44	1997	Vice President of Capital Markets

        Directors are elected to serve until the next Annual Meeting of stockholders and until their successors have been elected and qualified. Mr. Davis, Chairman of the Board, is not an officer of the Company and is considered to an independent director. Officers are appointed to serve until the meeting of the Board of Directors following the next Annual Meeting of stockholders and until their successors have been elected and qualified. The last Annual Meeting of stockholders was held on June 1, 2002. Joe C. Richardson, Jr. resigned as a director near the end of April 2003.

        The business experience of each nominee for director, executive officer and key employee is summarized below.

        Robert E. Davis, Jr., Chairman of the Board of Directors has served as the Company's non-employee, non-officer Chairman since October 2002 and is an independent financial consultant. Previously, Mr. Davis served as Executive Vice President and Chief Financial Officer of Red River Energy, Inc. from 1998 until its acquisition by Beta in 2000. Prior to co-founding Red River, Mr. Davis served as Executive Vice President and Chief Financial Officer of Carlton Resources Corporation, an oil and gas acquisition company, from 1996 to 1998. From 1994 to1996, he held similar positions at American Central Gas Company, a natural gas gathering and processing company, located in Tulsa, Oklahoma. In 1983, Mr. Davis co-founded Vesta Energy Company, a nationally recognized natural gas marketing Company and held various executive positions including President and Chief Executive at Esco Energy, Inc., the parent company of Vesta. During his 25 years in the oil and gas industry, Mr. Davis also served as a CPA with Arthur Young, LLP (now Ernst & Young LLP) and as a commercial lending officer with an Oklahoma bank. Mr. Davis has a Bachelor of Science degree in Finance and Accounting from the University of Oklahoma and is a licensed CPA with the state of Oklahoma.

        David A. Wilkins, President and Chief Executive Officer, Director has served in these capacities since October 2002. Mr. Wilkins has 21 years experience in the oil and gas industry. Previously, Mr. Wilkins served as Vintage Petroleum Inc.'s General Manager of Latin America and as President and General Manager of Vintage Oil Argentina, Inc. from 1997 to 2002. Prior to Mr. Wilkins' assignment in Latin America, he served in various engineering positions and ultimately served as Domestic Operations Manager for Vintage from 1993 to 1997. He additionally served as Vice President of Operations for Esco Exploration, Inc. from 1988 to 1992. Mr. Wilkins began his career with Pioneer Production Corporation in 1982. Mr. Wilkins holds a Bachelor of Science Degree in Petroleum Engineering from Texas Tech University and is a Registered Engineer in the state of Oklahoma.

        Robert C. Stone, Jr., Director, has served as a director since September 2000. Currently, Mr. Stone serves as Senior Vice President/Manager of Energy Lending at Whitney National Bank in New Orleans, Louisiana and has been employed there since 2000. Prior to this position, Mr. Stone was Manager of Energy Technical Services, Energy/Maritime Division at Hibernia National Bank from 1998 to 2000 that included evaluation responsibilities for all syndicated and direct lending E&P segment clients. Specifically, Mr. Stone concluded or approved all oil and gas collateral evaluations, and developed industry client relationships as well as pricing lending policies. From 1994 to 1998, he served as Manager of Technical Services, Energy Division, First National Bank of Commerce. He started with First National as an engineer in 1983. Mr. Stone began his career as an engineer working for eight years with Exxon Company, U.S.A. He was also a Founding Governor of the City Energy Club of New Orleans and is involved with many civic organizations in New Orleans where he resides. Mr. Stone holds both a B.S. and M.S. in Engineering from the University of Houston.

        Cheryl R. Collarini is a nominee for director. Mrs. Collarini is Vice President of Engineering at Explore Enterprises, L.L.C. a position she accepted in April 2003. Prior to joining Explore Enterprises, Mrs. Collarini served as Chairman at Collarini Engineering Inc. and as President of Collarini Corp. and Collarini Energy Staffing, Inc., companies that specialize in engineering consulting and staffing needs which she co-founded and co-owns. She has been associated with one or more of these companies since 1985. From 1974 to 1985, Mrs. Collarini, held various engineering positions with Mobil Oil Exploration & Producing Southeast Inc. and ultimately was responsible for all reservoir engineering activities for a portion of the five-state onshore area and the Gulf of Mexico in which Mobil owned an interest. Mrs. Collarini has authored and published articles in the petroleum engineering field. Included in the many awards and honors Mrs. Collarini has received are the: Society of Women Engineers Entrepreneur Award, American Petroleum Institute Meritorious Service Award, Society of Women Engineering Distinguished Service and New Engineer Awards, American Council for Career Women Achievers Award and Mayor's Conference on Women Honoree for one of the top 25 leading women business owners and entrepreneurs in the City of New Orleans. Mrs. Collarini is a Registered Petroleum Engineer in the State of Louisiana and a Licensed Petroleum Engineer in the State of Texas. She currently is a member of the American Petroleum Institute, Society of Petroleum Engineers, Society of Women Engineers and Society of Petroleum Evaluation Engineers. Mrs. Collarini received a Bachelor of Science Degree in Civil Engineering from the Massachusetts Institute of Technology and a Masters of Business Administration from the University of New Orleans.

        Joseph L. Burnett, Chief Financial Officer, joined Beta in June 2000. He came to Beta with 26 years of oil and gas accounting experience. Most recently, Mr. Burnett served American Central Gas Technologies, Inc. as Controller from 1994 to 2000. Prior to working at American Central, Mr. Burnett served at Esco Energy, Inc. for approximately seven years as Vice President/Controller. Mr. Burnett served as Treasurer and Director for Trans Atlantic Resources, Inc. from 1982 to 1987. Mr. Burnett started his oil and gas career in 1974 at Skelly Oil (later Getty Oil) in its management trainee program. Mr. Burnett received his Bachelor of Science in Business Administration from Oklahoma State University in 1974 and is a Certified Public Accountant.

        Stephen L Fischer, Vice President of Capital Markets, joined Beta in 1997. Mr. Fischer also held the position of Vice President of Beta Capital Group, Inc. From April 1996 through March 1998 he was also a registered representative of Signal Securities, Inc., a registered broker-dealer. Between 1991 and before joining Beta Capital Group, Inc. in 1996, Mr. Fischer was a Registered Representative of Peacock, Hislop, Staley & Given, an Arizona based investment-banking firm. Since 1983, Mr. Fischer has held various positions in the financial services industry in investment banking, retail, and institutional sales, with a special emphasis on the oil and gas exploration sector.

OTHER INFORMATION; COMMITTEES OF THE BOARD

        During 2002, five meetings of the Board of Directors were held. All directors attended all meetings. The directors also took action by unanimous written consent on three occasions.

Executive Committee

        The Board of Directors established an executive committee whose purpose is to formulate and implement recommendations, strategies and actions, which are intended to support and protect stockholder value. The executive committee is comprised of three voting members: Robert E. Davis, Jr., Robert C. Stone and David A. Wilkins. (Prior to October 21, 2002, the members of the committee were: Steve A. Antry, R. Thomas Fetters and Joe C. Richardson, Jr.) The Board of Directors implemented these changes to enhance the decision-making processes in all aspects of Beta's business. This committee met one time during 2002.

Audit Committee

        The Board of Directors established an audit committee whose purpose is to oversee Beta's financial reporting and controls and to recommend the appointment of an independent auditor to the Board each year. The audit committee is comprised of two voting members: Robert C. Stone, Jr., Chairman and Robert E. Davis, Jr., both independent directors. This committee met on five occasions during 2002.

Compensation Committee

        The Board of Directors of Beta established a Compensation Committee of the Board of Directors. The Compensation Committee of the Board of Directors is responsible for formulating and recommending to the full Board of Directors the compensation paid to Beta's executive officers. The Compensation Committee also administers the Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan. The committee presently consists of Robert C. Stone, Robert E. Davis, Jr. and David A. Wilkins. The Compensation Committee is discussed in more detail in the section entitled "Executive Compensation." This committee met three times during 2002.

Compensation Committee Interlocks and Insider Participation

        Since October 21, 2003 when David A. Wilkins was appointed as a Director and President and Chief Executive Officer of the Company, he has been a member of the compensation committee and participated in deliberations concerning executive officer compensation. The other members of the Committee during 2002, Robert C. Stone and Robert E. Davis, Jr., are outside directors of the Company.

        Mr. Robert E. Davis, Jr., Director, has overriding royalty interests in certain of our oil and gas properties that were acquired from Red River Energy, LLC (Red River) in September 2000. Mr. Davis, former Executive Vice President and Chief Financial Officer of Red River, received the overriding royalty interests as part of his compensation while employed at Red River. Mr. Davis received $20,839 in royalty income from Company properties during 2002.

EXECUTIVE COMPENSATION

        During 2002, the members of the Compensation Committee were Robert C. Stone, Robert E. Davis, Jr., outside directors of Beta and David A. Wilkins, President and Chief Executive Officer.

Report of the Compensation Committee

        As the Compensation Committee of the Board of Directors, we are responsible for formulating and recommending to the full Board of Directors the compensation paid to Beta's executive officers, including Mr. Wilkins, the President and Chief Executive Officer. We generally review executive compensation on an annual basis. In reviewing the overall compensation of our executive officers, we consider the following components of executive compensation:

  •
  base salaries;

  •
  stock option grants;

  •
  cash bonuses;

  •
  insurance plans; and

  •
  contributions by Beta to the retirement plan.

        In establishing the compensation paid to our executives, we emphasize providing compensation that will (1) motivate and retain the executives and reward performance, (2) encourage the long term success of Beta, and (3) encourage the application of prudent decision making processes in an industry marked by volatility and high risk.

        Historically, we have evaluated compensation paid to our executive officers based upon the following factors:

  •
  the growth in Beta's oil and gas reserves;

  •
  the market value of Beta's common stock;

  •
  cash flow;

  •
  the extent to which the executive officers have been successful in finding and creating opportunities for Beta to participate in drilling or acquisition ventures having quality prospects;

  •
  the ability of our executives to formulate and maintain sound budgets for drilling ventures and other business activities;

  •
  the overall financial condition of Beta;

  •
  the extent to which proposed business plans are met; and

  •
  by comparing the compensation packages of our executive officers with the compensation packages of executive officers of other companies similar to Beta.

        We do not assign relative weights or rankings to these factors. Instead, we make subjective determinations based upon a consideration of all of these factors.

        In establishing base salaries for the executive officers, we have not relied on independent consultants to analyze or prepare formal surveys for us. However, we do make informal comparisons of our executives' compensation with the compensation paid to executives of other publicly and privately held companies similar to Beta. We also rely on our general knowledge and experience in the oil and gas industry, focusing on a subjective analysis of each of our executive's contributions to Beta's overall performance. In addition, we take into account the fact that we do not provide significant perquisites to our executive officers. While specific performance levels or "benchmarks" are not used to establish salaries or grant stock options, we do take into account historic comparisons of Beta's performance. With respect to awards of stock options, we attempt to provide the executives with an incentive compensation vehicle that could result in future additional compensation to the executives, but only if the value of our common stock increases for all stockholders. All stock options are granted with exercise prices equal to or greater than the fair market value of the common stock on the date of grant. When awarding stock options, we consider the number of options granted on prior occasions and the length of time between option grants.

        As partial consideration for the forfeiture of Mr. Wilkins' incentive common stock options (vested and unvested) with his former employer, Mr. Wilkins was granted an option to purchase 500,000 shares of the Company's stock at an exercise price of $1.30 per share. These options will have a term of ten years and vest over a three-year period from the date of grant, with one third becoming exercisable on the first anniversary of the grant, one third becoming exercisable on the second anniversary of the grant and the remaining one third becoming exercisable on the third anniversary of the grant. We also awarded a $50,000 cash-signing bonus to Mr. Wilkins in October 2002 with an additional deferred signing bonus of $250,000 to be paid on January 1, 2003, $150,000 to be paid on July 1, 2003 and $150,000 to be paid on January 1, 2004.

        In reviewing the overall compensation offered to Mr. Wilkins for commencement of his employment with Beta in 2002, we considered Beta's overall financial condition as well as the individual contributions that could be made by Mr. Wilkins. We feel that the stock option awards to our executive officers, including Mr. Wilkins, act as a catalyst to advancing the financial interests of stockholders along with those of management. It is our conclusion that the amount and types of compensation currently being paid to our executive officers are sufficient to motivate them and encourage their efforts to increase the value of Beta for all stockholders.

        Provisions of the Internal Revenue Code that restrict the deductibility of certain compensation over one million dollars per year has not been a factor in our considerations or recommendations.

Respectfully Submitted,
Robert C. Stone
Robert E. Davis, Jr.
David A. Wilkins

SUMMARY OF ANNUAL COMPENSATION

Summary Compensation Table

        The following table sets forth certain information with respect to the compensation of David Wilkins, our current Chief Executive Officer, Steve Antry, our former Chief Executive Officer, and R. Thomas Fetters, our former Managing Director of Exploration, for services in all capacities to the Company during the fiscal years ended December 31, 2002, 2001 and 2000. No other executive officer of the Company had an annual salary and bonus in excess of $100,000 paid by the Company during any such year. No information is given as to any person for any fiscal year during which such person was not an executive officer of the Company.

Name and Principal Position	Year	Salary		Bonus			Securities Underlying Options		All Other Compensation			Matching Contributions to Simple IRA Retirement Plan
David A. Wilkins(1) Chief Executive Officer, President and Director	2002		$32,205		$50,000	#	500,000	(2)		$1,062	(3)		$966
Steve A. Antry(4) Chief Executive Officer and Chairman of the Board of Directors	2002 2001 2000	$ $ $	148,690 150,000 150,000	$ $ $	— 27,947 28,552	# # #	— 15,000 15,000	(5) (5)	$ $ $	2,541 63,368 75,906	(3) (6) (6)	$ $ $	3,632 4,500 4,500
R. Thomas Fetters(7) Managing Director of Exploration	2002 2001 2000	$ $ $	98,958 125,000 93,876	$ $ $	— — —	# # #	— 45,000 40,000	(9) (9)	$ $ $	28,160 2,912 15,000	(8) (3) (10)	$ $ $	— — —

(1)
Effective October 21, 2002, Mr. Wilkins was appointed as the Company's President and CEO and joined the Company's Board of Directors. Mr. Wilkins compensation includes an annual base salary of $160,000.

(2)
As partial consideration for the forfeiture of Mr. Wilkins' incentive common stock options (vested and unvested) with his former employer, Mr. Wilkins was granted an option to purchase 500,000 shares of the Company's stock at an exercise price of $1.30 per share.

(3)
Represents compensation for use of Company-owned or leased vehicle.

(4)
Effective October 21, 2002, Mr. Antry resigned as the Company's President and Chairman of the Board. In settlement of Mr. Antry's employment contract dated June 23, 1997, Mr. Antry received a severance payment equal to $150,000, which is his annual base salary, payable in twenty-four (24) equal semi-monthly installments commencing on November 15, 2002.

(5)
15,000 shares of common stock underlying stock options granted on December 8, 2000 are exercisable at $7.70 per share and expire on December 8, 2005; and 15,000 shares of common stock underlying stock options granted on December 24, 2001 are exercisable at $4.00 per share and expire on December 24, 2006. These options were issued under the Company's Amended 1999 Incentive and Nonstatutory Stock Option Plan (the "Plan") and terminate, unless exercised within three months after Mr. Antry's resignation date of October 21, 2002, as prescribed by the Plan. Subsequent to December 31, 2002, Mr. Antry did not exercise these options prior to the option termination date.

(6)
Represents compensation for use of Company owned or lease vehicle and moving allowance related to the corporate office move and relocation in July 2000 for Mr. Antry.

(7)
Effective October 21, 2002 Mr. Fetters resigned as the Company's Managing Director of Exploration and from his position on the Company's Board of Directors. Mr. Fetter's annual base salary was $125,000.

(8)
Represents compensation for the use of Company leased vehicle and consulting services after Mr. Fetter's resignation. Mr. Fetters provided consulting services to the Company from the effective date of his resignation through December 31, 2002. Mr. Fetters received $10,416.67 per month, which is based on Mr. Fetters base salary, for the period covered by his consulting arrangement. The total amount received by Mr. Fetters from this arrangement was $25,160.

(9)
25,000 shares of common stock underlying stock options granted August 27, 1999 are exercisable at $6.00 per share and expire on December 31, 2004, 15,000 shares of common stock underlying stock options granted on December 8, 2000 are exercisable at $7.70 per share and expire on December 8, 2005 and 5,000 shares of common stock underlying stock options granted December 24, 2001 are exercisable at $4.00 per share and expire on December 24, 2006. These options were issued under the Company's Amended 1999 Incentive and Nonstatutory Stock Option Plan (the "Plan") and terminate, unless exercised within three months after Mr. Fetters' resignation date of October 21, 2002, as prescribed by the Plan. Subsequent to December 31, 2002, Mr. Fetters did not exercise these options prior to the option termination date.

(10)
Represents moving allowance for Mr. Fetters.

Stock Options

        We use stock options as part of the overall compensation of directors, officers and employees. In the following table, we show certain information with respect to stock options granted in 2002 to the named executive officers.

Option Grants in 2002

Individual Grants (1)
Potential realizable value at assumed annual rates of stock price appreciation for option term
Percent of total options granted to employees in 2002(2)
	Number of securities underlying Options#		Exercise or base price ($/Sh)
Name				Expiration date
					5%($)(3)	10%($)(3)
David A. Wilkins	500,000	78%	$1.30	10/01/2012	$179,595	$396,825

(1)
All options were granted on October 1, 2002 at an exercise price equal to the fair market value of the common stock on that date. The options will have a term of ten years and vest over a three-year period from the date of grant, with one third (1/3) becoming exercisable on the first anniversary of the grant, one third (1/3) becoming exercisable on the second anniversary of the grant and the remaining one third (1/3) becoming exercisable on the third anniversary of the grant.

(2)
Based on a total of 635,000 options being granted to certain employees during fiscal 2002.

(3)
Caution is recommended in interpreting the financial significance of these figures. The figures are calculated by multiplying the number of options granted times the difference between a future hypothetical stock price and the option exercise price and are shown pursuant to rules of the Securities and Exchange Commission. These amounts are calculated based on the indicated annual rates of appreciation and annual compounding from the date of grant to the end of the option term. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock and overall stock market conditions. There is no assurance that the amounts reflected in this table will be achieved.

        The following table shows certain information with respect to stock options exercised in 2002 by Beta's executive officers, if any, and the value of their unexercised stock options at December 31, 2002.

Aggregated Option Exercises in 2002 and Fiscal Year End Option Values

Name	Shares acquired on exercise	Value Realized	Number of securities underlying unexercised options at fiscal year end(#) Exercisable/Unexercisable	Value of unexercised in- the-money options at the fiscal year end($)(1) Exercisable/Unexercisable
David A. Wilkins(2)	None	None	0/500,000	$0/$0
Steve Antry(3)	None	None	80,000/0	$0/$0
R. Thomas Fetters(3)	None	None	45,000/0	$0/$0

(1)
The value of in-the-money options is equal to the fair market value of a share of common stock at fiscal year end ($.86 per share), based on the last sale price of Beta's common stock, less the exercise price.

(2)
As more fully described in the Summary Compensation Table and in the table under "Option Grants in 2002", Mr. Wilkins was granted 500,000 common stock options.

(3)
As more fully described in the Summary Compensation Table, stock options issued to Messrs. Antry and Fetters under the Plan terminate three months from the termination date of employment. Mr. Antry had 55,000 stock options and Mr. Fetters had 45,000 stock options issued under the Plan.

Directors' Compensation

        Employee directors receive no additional compensation for service on the Board of Directors or any committee thereof. Beta's Bylaws state that non-employee directors of Beta shall not receive any stated salary for their services, but, by resolution of the Board of Directors, a fixed sum and expense of attendance, if any, may be allowed for attendance at each regular and special meeting of the Board of Directors. (All Beta directors receive actual expense reimbursements, and Beta currently pays $1,500 in fees per outside director per each Board and committee meeting.) In 2002, the aggregate of the directors' fees to all outside directors was $30,000. Non-employee directors currently receive 25,000 options each year on their anniversary date with a cap of 100,000 options. This policy will change so that effective July 1, 2003, directors will receive only 10,000 options each year on the date of the annual meeting but with no cap on the number of options which may be granted. New directors will receive 50,000 options for their initial year of service. The Chairman of the Board of Directors currently receives an additional 25,000 options each year but effective July 1, 2003, this will be reduced to 15,000 each year. The Chair of the Audit committee currently receives an additional 25,000 each year but this will be reduced to 15,000 effective July 1, 2003.    The exercise price of these options is equal to 110% of the fair market value of the common stock on the date of grant. Beta maintains directors and officers liability insurance.

Employment Contracts and Termination of Employment

        Effective October 21, 2002, Steve A. Antry resigned as the Company's President and Chairman of the Board. In settlement of Mr. Antry's employment contract dated June 23, 1997, Mr. Antry received a severance payment equal to $150,000, which is his annual base salary, payable in twenty-four (24) equal semi-monthly installments commencing on November 15, 2002. Additionally, the Company will pay for Mr. Antry's family health insurance coverage for 12 months or until October 21, 2003. Mr. Antry's contract provided for an annual salary of $150,000 and an annual car allowance of up to $12,000.

        Effective October 21, 2002, David A. Wilkins was appointed as the Company's President and CEO and joined the Company's Board of Directors. Mr. Wilkins compensation includes an annual base salary of $160,000 and eligibility for 2003 incentive compensation equal to, and not less than, 40% of his annual salary. In consideration for the forfeiture of his incentive common stock options (vested and unvested) with his former employer, he received a $50,000 bonus paid upon his commencement of employment and a $250,000 bonus paid on January 2, 2003. He will also receive a $150,000 bonus payable on July 1, 2003 and a $150,000 bonus payable on January 2, 2004 if he is still employed on those dates.    Mr. Wilkins was granted an option to purchase 500,000 shares of our stock at an exercise price of $1.30 per share. The Company also committed to grant to him on December 31, 2003 (if he is still employed at that time) an option to purchase 100,000 shares at a price equal to the Company's common stock closing price on The Nasdaq Stock Market on that date. These options will have a term of ten years and vest over a three-year period from the date of grant, with one third becoming exercisable on the first anniversary of the grant, one third becoming exercisable on the second anniversary of the grant and the remaining one third becoming exercisable on the third anniversary of the grant.

        Effective October 21, 2002 R. Thomas Fetters resigned as the Company's Managing Director of Exploration and from his position on the Company's Board of Directors. Mr. Fetters provided consulting services to the Company from the effective date of his resignation through December 31, 2002. Mr. Fetters received $10,416.67 per month, which is based on Mr. Fetters base salary, for the period covered by his consulting arrangement.

Certain Relationships and Related Transactions

        Mr. Robert E. Davis, Jr., Director, has overriding royalty interests in certain of our oil and gas properties that were acquired from Red River Energy, LLC (Red River) in September 2000. Mr. Davis, former Executive Vice President and Chief Financial Officer of Red River, received the overriding royalty interests as part of his compensation while employed at Red River. Mr. Davis received $20,839 in royalty income from Company properties during 2002.

Equity Compensation Plan Information

        The following table sets forth certain information as of December 31, 2002 with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	530,000	$6.27	170,000
Equity compensation plans not approved by security holders	—	—	—
Total	530,000	$6.27	170,000

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee acts under a written charter adopted and approved by the Board of Directors on June 6, 2000, and as amended March 27, 2001. Each of the members of the Audit Committee is "independent" as defined by the listing standards for The Nasdaq Stock Market.

        It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are in all material respects complete and accurate in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. It is also not the responsibility of the Audit Committee to assure compliance with laws and regulations and the Company's conduct.

        The Audit Committee has reviewed the audited financial statements as of and for the fiscal year ended December 31, 2002, discussed with management such audited financial statements, received written disclosures and the letter from independent auditors required by Independence Standards Board Standard No. 1, discussed with the independent auditors such auditor's independence, the matters required to be discussed by the Statement on Auditing Standards 61 and other matters the Audit Committee deemed relevant and appropriate. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements as of and for the fiscal year ended December 31, 2002 be included in the Company's Annual Report on Form 10-K for such fiscal year.

Audit Committee
Robert C. Stone, Chairman
Robert E. Davis, Jr.

        ACCOUNTING FEES.    The following table sets forth the aggregate fees billed to us for the fiscal year ended December 31, 2002 by our principal accounting firm for 2002, HEIN + ASSOCIATES LLP.

Audit Fees for the audit of financial statements for the 2002 audit and the review of financial statements included in quarterly reports on Form 10-Q	$107,609
Fees for financial systems design and implementation services rendered	—
All other fees**	$26,708

**
Includes fees related to preparation of Beta's income tax returns.

        The Audit Committee believes that the foregoing expenditures are compatible with maintaining the independence of Beta's principal accountant.

STOCK PERFORMANCE GRAPH

        As required by applicable rules of the SEC, the performance graph shown below was prepared based on the following assumptions:

  1.
  A $100 investment was made in the Company's common stock and each index on 7/9/99.

  2.
  The indices are weighted daily, using the market capitalization on the previous trading day.

  3.
  If the quarterly interval, based on the fiscal year end, is not a trading day, the preceding trading day is used.

  4.
  All dividends are reinvested on the ex-dividend date.

        The indices in the performance graph compare the annual cumulative total stockholder return on Beta's common stock with the cumulative total return of The Nasdaq Stock Market (U.S.) Index and a peer group index comprised of 5 U.S. companies engaged in crude oil and natural gas operations whose stocks were traded on Nasdaq during the period from July 9, 1999 through December 31, 2002. July 9, 1999 is the date on which Beta commenced trading on the Nasdaq. The companies that comprise the peer group are Brigham Exploration Co. (BEXP), Carrizo Oil & Co., Inc. (CRZO), Cheniere Energy, Inc. (CXY), Edge Petroleum Corp. (EPEX) and Parallel Petroleum Corp. (PLLL). The following information has been provided by Research Data Group.

Total Return	7/9/99	9/99	12/99	3/00	6/00	9/00	12/00	3/01	6/01	9/01	12/01	12/02
Beta	100.00	106.25	123.97	164.58	181.25	154.17	124.73	117.18	133.33	82.50	81.17	14.33
NASDAQ	100.00	98.42	145.46	163.30	141.99	130.66	87.49	65.31	76.98	53.40	69.42	47.99
Peer Group	100.00	102.04	65.25	84.10	107.32	181.88	175.26	160.19	131.50	99.52	103.89	113.84

COMPARISON OF 42 MONTH CUMULATIVE TOTAL REUTRN* AMONTH BETA OIL & GAS, INC, THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP.

AMENDMENT OF ARTICLES OF INCORPORATION

        The Board of Directors has adopted a resolution setting forth a proposed amendment to delete Article Sixth of the Company's Articles of Incorporation to remove the provision for cumulative voting for directors. The resolution adopted by the Board of Directors, which will be presented for approval by the stockholders at the annual meeting, is set forth below:

    RESOLVED, that, subject to the approval of the stockholders of the Company, the Articles of Incorporation of the Company be, and the same hereby is, amended by deleting Article Sixth and renumbering Article Seventh to Article Sixth.

        The Board of Directors believes that it is advisable for the stockholders to eliminate the right of stockholders to vote cumulatively in the election of directors. Nevada law and the Articles of Incorporation now provide cumulative voting rights to stockholders in the election of directors, so long as at least one stockholder gives written notice at least 48 hours in advance of the stockholder meeting of his or her desire to exercise cumulative voting rights in the election of directors at that meeting. This allows each stockholder to have a number of votes equal to the number of shares of common and preferred stock such stockholder is entitled to vote multiplied by the number of directors to be elected at the meeting. The stockholder may allocate such votes to or among one or more nominees for director in any manner desired by the stockholder. The candidates receiving the highest number of votes, up to the number of directors to be elected, are elected. Cumulative voting may enable a stockholder or group of stockholders representing a small minority of the votes cast in an election of directors to cause the election of one or more nominees for director. Without cumulative voting, a holder or holders of shares representing a majority of the votes cast in an election of directors will be able to elect all directors standing for election.

        The Board of Directors believes that each director should only be elected if such director receives a plurality of the votes cast and that each director should represent the interest of all stockholders rather than the interest of a minority stockholder or special constituency. The Company, however, is not aware of any attempt by a group of stockholders of the Company to elect a director by using cumulative voting to achieve minority representation on the Board. The Board believes that the system of electing directors whereby those directors are elected who receive a plurality of votes cast by stockholders as a whole will best insure that the Board will act for the benefit of all stockholders. Accordingly, the Board believes that it is in the best interests of the Company and all of its stockholders to eliminate cumulative voting.

        While the Board of Directors does not consider the elimination of cumulative voting as an anti-takeover measure, the absence of cumulative voting could have the effect of preventing stockholders holding a minority of the Company's voting capital stock from obtaining representation on the Board. The elimination of cumulative voting might also, under certain circumstances, render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of the Company's stock or the removal of incumbent management.

        If approved by the stockholders, the proposed amendment will become effective upon the filing of a Certificate of Amendment with the Secretary of State of Nevada amending the Company's Articles of Incorporation, which will occur as soon as reasonably practicable. No changes will be made in the respective rights and privileges pertaining to the outstanding shares of common or preferred stock. At any time before the effective date of the amendment, even after approval of the amendment by stockholders, the Board of Directors may abandon the proposed amendment without further action by the stockholders..

The Board of Directors recommends a vote for the amendment of the Articles of Incorporation.

AMENDMENT OF AMENDED AND RESTATED 1999 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

Description of Proposed Amendment

        The Board of Directors has adopted a resolution setting forth a proposed Amendment Number 1 to the Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan (the "Plan"). The purpose of the amendment is to increase the total number of shares of common stock available for issuance from time to time pursuant to awards granted under the Plan. Currently, the total number of shares of common stock available for issuance pursuant to awards granted under the Plan is 700,000. The amendment would provide that the number of shares available for issuance pursuant to awards under the Plan would be 1,450,000.

        As of April 24, 2003, there were 68,917 shares of the original 700,000 shares of common stock available for future grants of awards under the Plan and there were stock options and options reserved for futher grants of 631,083 shares outstanding under the Plan. The total number of shares of common stock currently subject to outstanding stock options and reserved for future grants of awards under the Plan represents approximately 4.8 percent of the Company's total outstanding shares of common stock on April 24, 2003. Options for a total of 15,000 shares have been exercised under the Plan since its inception.

        While the Board of Directors is cognizant of the potential dilutive effect of compensatory stock awards, it also recognizes the significant motivational and performance benefits that are achieved from making such awards. The Board of Directors took the potential dilutive effect into account when determining the number of shares of common stock that may be subject to outstanding awards at any one time under the amendment.

        A copy of the amendment is attached hereto as Exhibit A. The Company will furnish a copy of the Plan to any stockholder upon written request to the Secretary of the Company, 6120 South Yale Avenue, Suite 813, Tulsa, Oklahoma 74136. The Amendment, which was approved by the Board of Directors on April 17, 2003,will not take effect unless the proposal receives more affirmative votes than votes in opposition of those shares present in person or by proxy at the meeting and entitled to vote. The purpose of the Plan is to strengthen the ability of the Company to attract and retain well-qualified executive, managerial and professional personnel and to encourage stock ownership by such personnel in order to increase their proprietary interest in the Company's success. The Company's challenge in the current employment market is to ensure that such personnel are appropriately recognized, rewarded, and encouraged to stay with the Company, help it grow, and, by doing so, continue to add stockholder value. In that regard, the Company relies heavily upon stock options to compensate its executive, managerial and professional personnel and to retain and motivate such personnel and desires to continue that practice because it believes that stock options encourage and reward effective management that results in long-term corporate financial success, as measured by stock price appreciation.

Description of the Plan

        General.    On September 11, 2000, a majority of our shareholders ratified and approved the adoption of the Company's Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan previously approved by the Board of Directors. The plan authorizes the Compensation Committee to grant stock option awards to officers, directors and employees. The plan provides, among other things, the following:

  •
  The maximum number of shares, which may be optioned and sold under the plan, is 700,000 shares.

  •
  The per share exercise price for common shares to be issued pursuant to the exercise of an option shall be no less than the fair market value of Beta's common stock as of the date of grant.

  •
  The per share exercise price for common shares to be issued to persons owning more than 10% of the voting stock of Beta at the date of grant, shall be no less than 110% of the fair market value of Beta's common stock as of the date of grant.

  •
  The maximum terms of the options shall be a maximum of ten years or such lesser time period as the Board of Directors determines. The maximum time period for options to be issued to persons owning more than 10% of the voting stock of Beta at the date of grant shall be five years from the date of grant.

        The Plan provides for the granting to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and for the granting of nonstatutory stock options to consultants and Company directors who are not employees. If an employee is granted incentive stock options, but, as of the time of the grant the underlying value of the stock issuable on exercise of the options in any particular year exceeds $100,000, then the options with respect to the stock having a value as of the time of grant in excess of $100,000 will not qualify as incentive stock options and instead will be non-statutory stock options under the Plan. There are approximately 14 employees who are eligible to receive options under the Plan. The market price for Beta's common stock underlying the common stock options as of May 2, 2003 based on average of the high and low bid price on the Nasdaq National Market System was $.85 per share of common stock.

        Administration of the Plan.    The Compensation Committee appointed by our Board of Directors is administering the Plan. This committee consists of two outside, independent directors, Robert C. Stone and Robert E. Davis, Jr. and David A. Wilkins, the Company's Chief Executive Officer and President and director.

        This Compensation Committee has the power, subject to the approval of our Board of Directors, to determine the terms of the options granted, including the number of shares subject to each option, the exercisability and vesting requirements of each option, and the form of consideration payable upon the exercise of such option (i.e., whether cash or exchange of existing shares of Beta common stock in a cashless transaction or a combination thereof).

        Summary of Awards.    The Plan requires that the exercise price of the stock options granted under such plan shall not be less than (but may be higher than) 100% of the fair market value per share as determined on the date of grant. However, if an employee who is granted a stock option owns, at the time of grant, stock representing more than 10% of the voting power of all classes of Beta stock, the exercise price for options which are incentive stock options may not be less than 110% of the fair market value per share on the date of grant.

        So long as our stock is reported on The Nasdaq Stock Market, the fair market value per share on the date of grant of a stock option under the Plan shall be the average of the last reported highest bid and the lowest asked prices quoted on The Nasdaq Stock Market on such date. The average of the last reported highest bid and the lowest asked prices quoted on the Nasdaq National Market System on May 2, 2003, was $.85 per share.

        The Plan will continue in effect for 10 years from August 20, 1999 (i.e., the date first adopted by our Board of Directors), unless sooner terminated by our Board of Directors. Unless otherwise provided by our Board of Directors, the stock options granted under the Plan will terminate immediately prior to the consummation of a proposed dissolution or liquidation of Beta.

        The options granted under the Plan must be exercised no later than 10 years after the date of grant. However, in the case of an optionee who owns, at the time of grant, stock representing more than 10% of the combined voting power of all classes of Beta stock, the term of the incentive stock options may not be for more than five (5) years.

        Upon the termination of an optionee as our employee, he/she must exercise his/her option within the period of time not exceeding three (3) months (as set forth in such stock option) after he/she ceases to be our employee. If an optionee becomes disabled and due to such disability ceases to be our employee, he/she must exercise his/her option within 12 months after termination of employment. Upon the death of an optionee during employment, the optionee's estate or person acquiring the right to exercise such option by bequest or inheritance may exercise such option at any time within 12 months following the date of such optionee's death, but only to the extent that the optionee could have exercised such option (under its terms) if his/her employment had continued uninterrupted for such 12-month period.

        The options granted under the Plan may only be exercised by the optionee during his/her lifetime and are not transferable except by will or by the laws of descent and distribution. The shares of Beta common stock transferred to an optionee as a result of the exercise of a stock option are "restricted securities" under Rule 144 as promulgated under the 1933 Act and may only be resold or transferred in compliance with such rule and the registration requirements or an exemption from such requirements under the 1933 Act.

        Awards granted.    Since inception of the Plan, options for the following number of shares have been granted (net of expirations or cancellations) under the Plan to the named executive officers of the Company and specified groups: Steve Antry, former President, Chief Executive Officer and Director, 55,000 options, all of which have expired; R..Thomas Fetters, former Managing Director of Exploration and Director, 45,000 options, all of which have expired; all current executive officers as a group, 200,000 options; all current directors who are not executive officers as a group, 189,583 options; Cheryl R. Collarini, nominee for director, 0 options; and all employees, including all current officers who are not executive officers, as a group, 116,583 options. Future awards under the Plan are not yet determinable.

        Federal Income Tax Consequences.    The Company believes that under present federal income tax laws the following are the federal income tax consequences generally arising with respect to awards granted under the Plan. The grant of an option will create no tax consequences for the participant or the Company. The participant will have no taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply) and the Company will receive no deduction.

        Persons exercising a non-qualified stock option will recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock acquired on the date of exercise. When a person exercises a nonstatutory stock option, the Company generally will be entitled to a deduction for the amount recognized as ordinary income by the person.

        The treatment to a participant of a disposition of shares acquired upon the exercise of an option depends on how long the shares have been held and on whether such shares are acquired by exercising an incentive stock option or by exercising a nonstatutory stock option. Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option except that the Company will be entitled to a deduction (and the employee will recognize ordinary income) if shares acquired under an incentive stock option are disposed of before the applicable incentive stock option holding periods have been satisfied.

        With respect to awards granted under the Plan involving stock that is restricted as to transferability and subject to a substantial risk of forfeiture, a participant will recognize ordinary income equal to the fair market value of the shares received at the earlier of the time at which the shares become transferable or not subject to a substantial risk of forfeiture unless the participant elects to be taxed at the time of the award notwithstanding the restrictions (to minimize the tax payable in respect of the appreciation in the value of the stock from the time it is awarded until the restrictions lapse). The Company generally will be entitled to a deduction for the same amount.

        The foregoing provides only a very general description of the application of federal income tax laws to awards under the Plan. The summary does not address the effects of foreign, state and local tax laws.

The Board of Directors recommends a vote for the amendment of the Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        On May 5, 2003 we appointed Ernst & Young, LLP ("EY") as independent auditors effective June 20, 2003, to perform the audit of our financial statements for fiscal year 2003. If the stockholders do not ratify the appointment of EY, the audit committee will reconsider the appointment

        We expect that representatives of EY will be present at the Annual Meeting, will be given an opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

        HEIN + ASSOCIATES LLP (HEIN) audited our financial statements for fiscal year 2002 and was our independent auditor from 1997 to 2002. We are engaging a different independent accounting firm for 2003 due to our desire to have independent auditors with an office and presence in Tulsa, Oklahoma where our corporate office is located. HEIN does not maintain a Tulsa office and we currently utilize auditors from HEIN's Orange County, California office. HEIN will remain our independent auditors until June 20, 2003. In connection with the audits for the Company's fiscal years ended December 31, 2002 and 2001, there were no disagreements with HEIN on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HEIN, would have caused it to make reference thereto in its report on the financial statements of the Company for such time periods. Also, during those time periods, there were no "reportable events," as such term is used in Item 304(a)(1)(v) of Regulation S-K.

        The reports of HEIN on the financial statements of the Company for the two fiscal years ended December 31, 2002 and 2001, neither contained an adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        On April 30, 2003, with the approval of our Board of Directors, the Audit Committee approved the engagement of EY as our independent auditors for its 2003 fiscal year. On May 5, 2003 we engaged EY. We notified HEIN of our decision on May 6, 2003.

        During the Company's two fiscal years ended December 31, 2002 and 2001, the Company did not consult with EY with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

        We expect that representatives of HEIN will be present at the Annual Meeting, will be given an opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

The Board of Directors recommends a vote for the ratification of the selection of Ernst & Young, LLP as independent auditors.

FINANCIAL STATEMENTS

        The 2002 Annual Report to Stockholders accompanying this proxy statement includes our audited financial statements.

OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors does not know of any other business to be presented at the Annual Meeting of Stockholders. If any other matter properly comes before the Annual Meeting, the persons appointed by the proxy intend to vote such proxy in accordance with their best judgment.

        STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K AND FORM 10-KA FOR THE YEAR ENDED DECEMBER 31, 2002 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UPON WRITTEN REQUEST TO THE CHIEF FINANCIAL OFFICER OF THE COMPANY, 6120 SOUTH YALE AVENUE, SUITE 813, TULSA, OK 74136.

STOCKHOLDER PROPOSALS

        Stockholders desiring to submit proposals for inclusion in our proxy statement for the 2004 Annual Meeting of Stockholders must submit proposals to us at our principal executive office on or before December 31, 2004. If any stockholder proposes to present any matters for consideration at the 2004 Annual Meeting without having it included in our proxy statement for that meeting, we must receive notice of that matter on or prior to March 31, 2004 or the persons holding proxies will have discretionary authority to vote the shares subject to those proxies in their discretion.

        Proposals and other notices should be sent to:

Secretary of Beta Oil & Gas, Inc., 6120 South Yale Avenue, Suite 813, Tulsa, Oklahoma 74136.

        The use of certified mail, return receipt requested, is suggested.

By Order of the Board of Directors

JOSEPH L. BURNETT Secretary Tulsa, Oklahoma

May [    ], 2003

Exhibit A

AMENDMENT NUMBER 1
TO
BETA OIL & GAS, INC.
AMENDED AND RESTATED 1999 INCENTIVE AND
NONSTATUTORY STOCK OPTION PLAN

        1.0    Introduction.    On September 11, 2000, a majority of our shareholders ratified and approved the adoption of the Company's Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan (the "Plan") previously approved by the Board of Directors.

        2.0    Stockholder Vote.    The Plan may be amended to increase the number of shares subject to the Plan by the approval by an affirmative vote of the holders of a majority of the outstanding shares of the voting stock of the Company who are present or represented to vote thereon at a meeting of the stockholders.

        3.0    Amendment.    The Plan is hereby amended so that Section 3 shall read as follows:

          3.    Stock Subject to the Plan.    Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,450,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

        4.0    No Change.    Except as specifically set forth herein, this Amendment Number 1 does not change the terms of the Plan.

        5.0    Effective Date.    This Amendment Number 1 is effective upon approval by the stockholders.

Adopted this    day of June, 2003.

BETA OIL & GAS, INC.
	By:	David A. Wilkins, President and Chief Executive Officer

Attest:

Joseph L. Burnett, Secretary

PROXY

BETA OIL & GAS, INC.
6120 South Yale Avenue, Suite 813
Tulsa, Oklahoma 74136
ANNUAL MEETING OF STOCKHOLDERS—JUNE 20, 2003

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints David Wilkins and Robert E. Davis, Jr., severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock and preferred stock of BETA OIL & GAS, INC. of record in the name of the undersigned at the close of business on May 9, 2003, which the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders of the Company and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated May [    ], 2003, receipt of which is acknowledged.

1.
ELECTION OF DIRECTORS:

☐
FOR all nominees listed below (except as marked to the contrary)

☐
WITHHOLD AUTHORITY (to vote for all nominees below)

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW

Robert A. Davis, Jr.	David A. Wilkins	Robert C. Stone, Jr.
Cheryl R. Collarini
2.
APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION.

☐    FOR ☐    AGAINST ☐    ABSTAIN

3.
APPROVAL OF AMENDMENT TO AMENDED AND RESTATED 1999 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN.

☐    FOR ☐    AGAINST ☐    ABSTAIN

4.
APPROVAL OF SELECTION OF ERNST & YOUNG, LLP AS INDEPENDENT AUDITORS FOR THE COMPANY.

☐    FOR ☐    AGAINST ☐    ABSTAIN

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S), UNLESS OTHERWISE INSTRUCTED ABOVE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS (1), (2), (3) AND (4).

        If any other business should properly be brought before the meeting, the persons named as proxies will vote on such business in accordance with their best judgment.

        In the event of cumulative voting in the election of directors, the proxies may distribute the votes represented by this proxy among the nominees in such proportion as they see fit.

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

                            Signed and Dated:                        , 2003

                            Signature(s) of Stockholder(s)

                            Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

QuickLinks

PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 20, 2003
SUMMARY OF ANNUAL COMPENSATION
Equity Compensation Plan Information
AMENDMENT NUMBER 1 TO BETA OIL & GAS, INC. AMENDED AND RESTATED 1999 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN
BETA OIL & GAS, INC. 6120 South Yale Avenue, Suite 813 Tulsa, Oklahoma 74136 ANNUAL MEETING OF STOCKHOLDERS—JUNE 20, 2003